(LOGO)
                                    Bramwell
                                Quarterly Report
                                 March 31, 2001

                              BRAMWELL GROWTH FUND
                               BRAMWELL FOCUS FUND



                             "FOCUSED ON THE FUTURE,
                               GUIDED BY THE PAST"

DEAR FELLOW SHAREHOLDERS:

                                                                         (PHOTO)

                                                      ELIZABETH R. BRAMWELL, CFA
                                                                   President and
                                                        Chief Investment Officer

INVESTMENT RESULTS -- QUARTER ENDED MARCH 31, 2001

The March quarter was a difficult quarter for the equity markets with the S&P 500(R) Stock Index declining (11.86)% and the Nasdaq Composite declining a whopping (25.51)%. In comparison, the BRAMWELL GROWTH FUND declined (11.35)% and the BRAMWELL FOCUS FUND declined (9.45)%. Both Funds ended March 31, 2001 ahead of the S&P 500 since their respective launch dates (see third page for details). The Growth Fund ended the quarter with a net asset value of $23.12 per share, and the Focus Fund ended the quarter with a net asset value of $10.25 per share.


COMMENTARY

The past quarter saw significant weakness across most market sectors in the face of decelerating economic growth and low visibility. How did this slowdown happen? In our opinion, spending in 1998-1999 in preparation for Y2K coupled with venture and other private capital easily funding entrepreneurial startups in the exciting new Internet, broadband and wireless communications fields, drove economic growth beyond sustainable levels and borrowed from the future. Capital budgets were set on the basis of incorrectly extrapolated higher than historical growth. The result was excess capacity coming on stream just as demand was peaking. The collapse of the .coms and the demand that they had fostered further curtailed spending. In retrospect, economic growth should probably be averaged over the three-year period of 1998-2001.

As for our portfolios, industries that contributed positively to performance in the March quarter were basic materials and utilities. Underweighting in technology stocks as the result of portfolio cutbacks made last year contributed to favorable competitive comparisons. Industries that did especially poorly were financial and information processing services, healthcare and industrial products. Stocks that contributed positively to both Funds' performance included Calpine, Williams Companies and Duke Energy--all new positions in the past eight months.


OUTLOOK

Looking ahead, we expect the economy to make a slow U-turn recovery rather than a sharper V-turn. The second and third quarters may very well be the bottom as inventories are reduced and excess capacity is worked down. Positive factors include declining interest rates, making money market yields less competitive to equities and especially to dividend-yielding stocks with above-average growth prospects. Inflation should be minimum, given competitive pricing, expanding use of the Internet, globalization and still under-utilization of plant and equipment. Reduced tax rates should further stimulate the economy. New products, for example, Windows 2000 upgrades, flat screens, personal digital assistants
(PDAs), digital cameras and nascent voice-activated computing, as well as new technical standards, e.g., for communications equipment, should encourage sales. Ultimately as more time passes, replacement cycles should favor rising demand; for example, the depreciation cycle for a desktop computer approximates two to three years. Easier earnings comparisons also lie ahead, especially by the fourth quarter of 2001.

Our investment strategy includes positioning our portfolios in front of increased capital spending. For example, capital spending in the oil service and power generation industries, which has been restrained for several years and is now limiting growth in other industries, is once again rising. We are also focusing on companies that execute well and are likely to gain market leadership in the future.

Historically, the stock market anticipates economic upturns six months in advance. Examples are 1969-1971, 1973-1975, 1980-1983 and 1989-1992. Our
objective is to invest prudently ahead of the turn across diverse industries. The Growth Fund's portfolio has a projected capitalization-weighted earnings growth of some 20% for both 2001 and 2002 and is selling at about parity with its 2002 price/earnings ratio to growth ((P/E)/G) ratio. The Focus Fund also has a 2001 growth rate of some 20%, and with a higher energy and power generation component, has a 2002 earnings outlook that is significantly greater than 20% and is selling at a significant discount to that growth. Given what we assume are relatively flat earnings for the S&P 500 for 2001 and single digit growth for 2002, our portfolio valuations appear attractive both historically and relative to a much slower growing S&P 500.


FUND INVESTMENT

Investors are encouraged to invest over time to smooth the effects of inherently volatile equity markets. To facilitate regular investment programs, an Automatic Investment Plan, with initial and subsequent investment minimums of $50 per month, is available upon request. For both Funds, the minimum initial investment for a Regular account is $1,000 and for an IRA or Gift to Minor account $500. Subsequent investment minimums are $100 for Regular and IRA accounts and $50 for a Gift to Minor account.

Net asset values for both Funds are available each evening after 6:00 p.m. (EST) by calling 1-800-BRAMCAP (1-800-272-6227). Please also call this number if you need assistance or additional information. The Nasdaq symbol for the Focus Fund is BRFOX and for the Growth Fund is BRGRX. Further information may also be obtained from our website, WWW.BRAMWELLFUNDS.COM.

Sincerely,

/s/Elizabeth R. Bramwell

Elizabeth R. Bramwell, CFA
President and Chief Investment Officer

April 17, 2001

The outlook and opinions expressed above represent the views of the investment adviser as of April 17, 2001 and are subject to change as market and economic events unfold.

                              Bramwell Growth Fund
                                 MARCH 31, 2001

The Bramwell Growth Fund is a no-load,
diversified fund that generally invests in a portfolio of 60-90 stocks of companies that the Adviser believes have above average growth potential.

               MAJOR INDUSTRY HOLDINGS
------------------------------------------------------
Energy                                          12.3
Financial Services                              11.6
Industrial Products                             9.3
Healthcare Products                             8.0
Information Processing Services                 6.9
Utilities                                       3.8
Healthcare Services                             3.1
Employee Staffing                               2.4
Information Processing Software                 1.8
                                                ---
Total                                          75.3%

                 MAJOR EQUITY HOLDINGS
------------------------------------------------------
Walgreen                                        4.9%
Cardinal Health                                 3.1
Kohl's                                          3.1
Pfizer                                          2.7
Emerson Electric                                2.6
Calpine                                         2.6
Automatic Data Processing                       2.5
Home Depot                                      2.5
Minnesota Mining & Manufacturing                2.4
Williams Companies                              2.4
                                                ---
Total                                           28.8%

      COMPARATIVE INVESTMENT RETURNS (3/31/01)
-------------------------------------------------------

           March    One     Three    Five      Since
             Q     Year     Years    Years   Inception*
-------------------------------------------------------
GROWTH
FUND      (11.35)% (18.07)%  8.42%   16.10%   17.91%
S&P
500(R)
Stock
Index     (11.86)  (21.68)   3.05    14.18    17.06

*From August 1, 1994.

                               Bramwell Focus Fund
                                 MARCH 31, 2001

The BRAMWELL FOCUS FUND is a no-load, non-diversified fund with a concentrated portfolio, normally comprised of 20 to 30 securities, that invests primarily in common stocks of companies that the Adviser believes have above average growth potential. Because of its concentra tion, the Focus Fund should be regarded as a more aggressive portfolio in that the price movement of a single stock may have a greater positive or negative effect on overall portfolio performance.

                 MAJOR INDUSTRY HOLDINGS
-------------------------------------------------------
Energy                                          21.9%
Industrial Products                             15.9
Financial Services                              13.2
                                                ----
Total                                           51.0%

                   MAJOR EQUITY HOLDINGS
-------------------------------------------------------
Calpine                                         6.3%
Bank of New York                                5.3
Williams Companies                              4.9
Pfizer                                          4.7
El Paso Energy                                  4.7
                                                ---
Total                                           25.9%

     COMPARATIVE INVESTMENT RETURNS (3/31/01)
-------------------------------------------------------

                        March        One       Since
                          Q         Year     Inception*
-------------------------------------------------------
FOCUS FUND              (9.45)%    (18.33)%    2.33%
S&P 500(R)
Stock Index             (11.86)    (21.68)     (9.70)

*From October 31, 1999.

The annual expense ratios for both Funds are contractually capped at 1.75% by their adviser through June 30, 2002, after which time, the expense limitations may be terminated or revised at any time. The agreement to cap the expense ratio of the Growth Fund favorably affected performance through June 30, 1997 and has favorably affected the performance of the Focus Fund through March 31, 2001.

Returns for the Funds include the reinvestment of all dividends and are net of expenses. Returns for periods greater than one year are compound average annual rates of return. Past performance is not predictive of future results. Investment returns and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large-market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

                              Bramwell Growth Fund

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2001 (UNAUDITED)



                                  SHARES   MARKET VALUE
                                  ------   ------------


COMMON STOCKS - 82.63%

CHEMICALS/METALS - 1.43%
Arch Coal, Inc.                   15,000       $449,700
OM Group, Inc.                    50,000      2,662,500
                                              ---------
                                              3,112,200
                                              ---------

COMMUNICATIONS - 0.93%
AOL Time Warner, Inc.*            50,000      2,007,500
                                              ---------


CONSUMER PRODUCTS - 1.27%
Colgate - Palmolive Co.           50,000      2,763,000
                                              ---------

EMPLOYEE STAFFING - 2.37%
On Assignment, Inc.*             150,000      3,131,250
Robert Half International, Inc.*  90,000      2,011,500
                                              ---------
                                              5,142,750
                                              ---------

ENERGY - 12.28%
Diamond Offshore Drilling, Inc.   55,000      2,164,250
El Paso Energy Corp.              55,000      3,591,500
Enron Corp.                       58,000      3,369,800
Nabors Industries, Inc.*          75,000      3,888,000
National-Oilwell, Inc.*           10,000        346,300
Precision Drilling Corp.*         10,000        356,700
Royal Dutch Petroleum Co.         15,000        831,600
Santa Fe International Corp.     100,000      3,250,000
Transocean Sedco Forex, Inc.      85,659      3,713,318
Williams Companies, Inc.         120,000      5,142,000
                                              ---------
                                             26,653,468
                                              ---------

ENTERTAINMENT &
  LEISURE TIME - 1.13%
Grupo Televisa S.A.               20,000        668,200
Univision Communications, Inc.*   20,000        763,200
Viacom, Inc., Class B*            23,400      1,028,898
                                              ---------
                                              2,460,298
                                              ---------



                                  SHARES   MARKET VALUE
                                  ------   ------------

FINANCIAL SERVICES - 11.55%
American International
  Group, Inc.                     10,000      $ 805,000
Bank of New York Co., Inc.       100,000      4,924,000
BlackRock, Inc.*                  30,000      1,080,000
Charles Schwab Corp.             105,000      1,619,100
Citigroup, Inc.                   93,333      4,198,118
J.P. Morgan Chase & Co.           45,000      2,020,500
LendingTree, Inc.*                20,000         71,250
Mellon Financial Corp.            40,000      1,620,800
Merrill Lynch & Co., Inc.         20,000      1,108,000
Northern Trust Co.                60,000      3,750,000
State Street Corp.                20,000      1,868,000
Stilwell Financial, Inc.          75,000      2,011,500
                                              ---------
                                             25,076,268
                                              ---------

HEALTHCARE PRODUCTS - 8.03%
Amgen, Inc.*                      55,000      3,310,312
Genentech, Inc.*                  46,000      2,323,000
Human Genome Sciences, Inc.*       6,000        276,000
Johnson & Johnson                 35,000      3,061,450
Medtronic, Inc.                   55,000      2,515,700
Pfizer, Inc.                     145,000      5,937,750
                                              ---------
                                             17,424,212
                                              ---------

HEALTHCARE SERVICES - 3.14%
Cardinal Health, Inc.           70,500        6,820,875
                                              ---------

INDUSTRIAL PRODUCTS - 9.26%
Emerson Electric Co.              90,000      5,576,400
General Electric Co.             115,000      4,813,900
Minnesota Mining and
    Manufacturing Co.             50,600      5,257,340
Molex, Inc., Class A             160,481      4,463,378
                                              ---------
                                             20,111,018
                                              ---------

INFORMATION PROCESSING
  EQUIPMENT - 1.75%
Dell Computer Corp.*              25,000        642,187
EMC Corp.*                        55,000      1,617,000
International Business
  Machines Corp.15,000 1,442,700
McData Corp.                       5,024         94,828
                                              ---------
                                              3,796,715
                                              ---------

                                  SHARES   MARKET VALUE
                                  ------   ------------

INFORMATION PROCESSING
    SERVICES - 6.94%
AGENCY.COM, Inc.*                 30,000   $     41,250
Automatic Data Processing, Inc.  100,000      5,438,000
Computer Sciences Corp.*          30,058        972,376
DST Systems, Inc.*                96,000      4,626,240
Electronic Data Systems Corp.     25,000      1,396,500
Paychex, Inc.                     70,250      2,603,641
                                              ---------
                                             15,078,007
                                              ---------

INFORMATION PROCESSING
    SOFTWARE - 1.76%
Microsoft Corp.*                  70,000      3,828,125
                                              ---------

RESTAURANTS - 0.60%
Cheesecake Factory, Inc.*         35,500      1,306,844
                                              ---------

RETAILING - 16.14%
Costco Wholesale Corp.*           30,000      1,177,500
Home Depot, Inc.                 125,000      5,387,500
Kohl's Corp.*                    110,000      6,785,900
Talbots, Inc.                     25,000      1,062,000
Tiffany & Co.                    182,200      4,964,950
Wal-Mart Stores, Inc.            100,000      5,050,000
Walgreen Co.                     260,000     10,608,000
                                              ---------
                                             35,035,850
                                              ---------

TRANSPORTATION - 0.22%
Kansas City Southern
  Industries, Inc.                33,700        478,540
                                              ---------

UTILITIES - 3.83%
Calpine Corp.*                   100,500      5,534,535
Duke Energy Corp.                 65,000      2,778,100
                                              ---------
                                              8,312,635
                                              ---------

TOTAL COMMON STOCKS
(Cost $115,675,452)                         179,408,305
                                              ---------


                               PRINCIPAL
                                  AMOUNT   MARKET VALUE
                                  ------   ------------

SHORT-TERM INVESTMENTS - 16.78%

VARIABLE RATE
  DEMAND NOTES - 5.27%
Firstar Corp.                 $5,288,000    $ 5,288,000
Sara Lee Corp.                 4,062,000      4,062,000
Wisconsin Electric Power Co.   2,085,000      2,085,000
                                              ---------
                                             11,435,000
                                              ---------

COMMERCIAL PAPER - 6.91%
General Motors Acceptance Corp.,
   4.50%, Due 4/2/2001         5,011,000      5,011,000
American Express Credit Corp.,
   5.15%, Due 4/3/2001        10,000,000     10,000,000
                                              ---------
                                             15,011,000
                                              ---------

U.S. GOVERNMENT AGENCY NOTE - 4.60%
Federal Home Loan Bank, 4.80%,
    Due 4/2/2001              10,000,000      9,998,667
                                              ---------

TOTAL SHORT-TERM INVESTMENTS
(Cost $36,444,667)                           36,444,667
                                              ---------

TOTAL INVESTMENTS - 99.41%
(Cost $152,120,119)                         215,852,972

OTHER ASSETS LESS LIABILITIES - 0.59%         1,282,315
                                              ---------

NET ASSETS - 100.00%
(9,389,989 shares outstanding)             $217,135,287
                                              =========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                       $23.12
                                              =========

*Non-income producing security

                               Bramwell Focus Fund

              PORTFOLIO OF INVESTMENTS - MARCH 31, 2001 (UNAUDITED)

                                  SHARES   MARKET VALUE
                                  ------   ------------

COMMON STOCKS - 83.68%

CONSUMER PRODUCTS - 3.13%
Estee Lauder Companies             6,000      $ 218,520
                                              ---------

ENERGY - 21.89%
El Paso Energy Corp.               5,000        326,500
Enron Corp.                        3,000        174,300
Royal Dutch Petroleum Co.          1,000         55,440
Santa Fe International Corp.      10,000        325,000
Transocean Sedco Forex, Inc.       7,000        303,450
Williams Companies, Inc.           8,000        342,800
                                              ---------
                                              1,527,490
                                              ---------

FINANCIAL SERVICES - 13.15%
Bank of New York Co., Inc.         7,500        369,300
BlackRock, Inc.*                   4,000        144,000
Citigroup, Inc.                    4,000        179,920
J.P. Morgan Chase & Co.            5,000        224,500
                                              ---------
                                                917,720
                                              ---------

HEALTHCARE PRODUCTS - 11.18%
Amgen, Inc.*                       5,000        300,938
Genentech, Inc.*                   3,000        151,500
Pfizer, Inc.                       8,000        327,600
                                              ---------
                                                780,038
                                              ---------

INDUSTRIAL PRODUCTS - 15.89%
Emerson Electric Co.               5,000        309,800
General Electric Co.               4,500        188,370
Minnesota Mining and
    Manufacturing Co.              3,000        311,700
Molex, Inc., Class A              10,750        298,984
                                              ---------
                                              1,108,854
                                              ---------

INFORMATION PROCESSING
  SERVICES - 4.79%
Automatic Data Processing, Inc.    2,600        141,388
DST Systems, Inc.*                 4,000        192,760
                                              ---------
                                                334,148
                                              ---------

RETAILING - 3.05%
Talbots, Inc.                      5,000        212,400
                                              ---------


                                  SHARES   MARKET VALUE
                                  ------   ------------


UTILITIES - 10.60%
Calpine Corp.*                     8,000       $440,560
Duke Energy Corp.                  7,000        299,180
                                              ---------
                                                739,740
                                              ---------

TOTAL COMMON STOCKS
(Cost $5,989,713)                             5,838,910
                                              ---------

                               PRINCIPAL
                                AMOUNT
                                ------

SHORT-TERM INVESTMENTS - 18.56%

VARIABLE RATE
  DEMAND NOTES - 12.14%
Firstar Corp.                   $297,000        297,000
Sara Lee Corp.                   301,000        301,000
Wisconsin Electric Power Co.     249,000        249,000
                                              ---------
                                                847,000
                                              ---------

COMMERCIAL PAPER - 6.42%
American Express Credit Corp.,
    5.15%, Due 4/3/2001          324,000        324,000
Wells Fargo Financial Corp.,
    5.09%, Due 4/3/2001          124,000        124,000
                                              ---------
                                                448,000
                                              ---------

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,295,000)                             1,295,000
                                              ---------

TOTAL INVESTMENTS - 102.24%
(Cost $7,284,713)                             7,133,910

LIABILITIES LESS OTHER ASSETS - (2.24)%       (156,276)
                                              ---------

NET ASSETS - 100.00%
(680,940 shares outstanding)                 $6,977,634
                                              =========

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE                       $10.25
                                              ---------

*Non-income producing security

                                     (LOGO)
                                    Bramwell

                               BOARD OF DIRECTORS

                           ELIZABETH R. BRAMWELL, CFA
                President, Chief Investment and Financial Officer
                            The Bramwell Funds, Inc.

                              CHARLES L. BOOTH, JR.
                       Former Executive Vice President and
                            Chief Investment Officer
                           The Bank of New York, Inc.

                                 GEORGE F. KEANE
                               President Emeritus
                                   Commonfund

                                JAMES C. SARGENT
                                     Counsel
                     Opton, Handler, Gottlieb, Feiler & Katz
                               Former Commissioner
                        Securities & Exchange Commission

                             MARTHA R. SEGER, PH.D.
                                    Chairman
                            Martha Seger & Associates
                                 Former Governor
                              Federal Reserve Board

                                     (LOGO)
                                    Bramwell

                   745 Fifth Avenue, New York, New York 10151
                         1-800-BRAMCAP (1-800-272-6227)
                              WWW.BRAMWELLFUNDS.COM

                                    OFFICERS
                           ELIZABETH R. BRAMWELL, CFA
                           President, Chief Investment
                              and Financial Officer

                                MARY F. MCCOLLUM
                             Secretary and Treasurer

                              MARGARET A. BANCROFT
                               Assistant Secretary

                               INVESTMENT ADVISER
                        Bramwell Capital Management, Inc.

                                  ADMINISTRATOR
                         Sunstone Financial Group, Inc.

                                     COUNSEL
                                     Dechert

                              INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS
                           PricewaterhouseCoopers LLP

                                    CUSTODIAN
                               Firstar Bank, N.A.

                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                        Firstar Mutual Fund Services, LLC

         --------------------------------------------------------------

         This financial statement is submitted for the general information of the shareholders of the Bramwell Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                                                     BR-412-0401